Exhibit 10.12

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED RECEIVABLES

PURCHASE AGREEMENT

THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, effective as of October 15, 2008 (this “Amendment”), is entered into by and among DEJ 98 Finance, LLC, a Delaware limited liability company (the “Seller”), Wolverine Finance, LLC, a Tennessee limited liability company, as initial servicer (the “Servicer”), Wolverine Tube, Inc., a Delaware corporation, as performance guarantor (the “Performance Guarantor” and, together with the Seller and the Servicer, the “Seller Parties”), The CIT Group/Business Credit, Inc., a New York corporation (“CIT/BC”), individually and as co-agent (the “Co-Agent”), and Wachovia Bank, National Association, individually (“Wachovia” and, together with CIT/BC, the “Purchasers”), and as agent for the Purchasers (together with its successors and assigns in such capacity, the “Agent” and, together with the Co-Agent, the “Agents”).

PRELIMINARY STATEMENTS

The Seller Parties, the Purchasers and the Agents are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of February 21, 2008, as heretofore amended (the “RPA”; capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the RPA).

The Seller Parties have requested that the Agents and the Purchasers agree to amend the RPA as set forth herein. The Agents and the Purchasers are willing to agree to such amendments only on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments.

2.1. Section 7.1(a)(i)(y) of the RPA is hereby amended to delete “audited” where it appears and to substitute in lieu thereof “unaudited.”

1.2. Section 7.1(i)(F) of the RPA is hereby amended and restated to read in its entirety as follows:

(F) at all times have a board of managers consisting of three members, at least one member of which is an Independent Manager, and, in light of the volatility of the capital markets, beginning with the calendar quarter beginning October 1, 2008, to cause such board of managers to meet not less than once per calendar quarter to review the “Discount Factor” under and as defined in the Receivables Sale Agreement to ensure that it is an arms-length rate;

2. Representations.

2.1. Each of the Seller Parties represents and warrants to the Purchasers and the Agent that it has duly authorized, executed and delivered this Amendment and that the RPA, as amended hereby, constitutes, a legal, valid and binding obligation of such Seller Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

2.2. Each of the Seller Parties further represents and warrants to the Purchasers and the Agent that, after giving effect to this Amendment, each of its representations and warranties set forth in Section 5.1 of the RPA is true and correct as of the date hereof and that no Amortization Event or Unmatured Amortization Event exists as of the date hereof and is continuing.

3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon satisfaction of each of the following conditions:

(a) Receipt by the Agent of a counterpart hereof duly executed by each of the parties hereto; and

(b) Receipt by Latham & Watkins LLP of payment of $8,504.78 of previously invoiced but unpaid legal fees and disbursements in connection with the Transaction Documents.

4. Miscellaneous.

4.1. Except as expressly amended hereby, the RPA shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the RPA, the Performance Undertaking and each of the other Transaction Documents to which it is a party.

4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

4.3. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of any executed counterpart by facsimile or electronic mail with an attached image of such executed counterpart shall have the same force and effect as delivery of an originally executed counterpart.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

DEJ 98 FINANCE, LLC

By:
Name:
Title: Member, Board of Managers

WOLVERINE FINANCE, LLC

By:
Name:
Title:

WOLVERINE TUBE, INC.

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., individually and as Co-Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Agent

By:
Name:	Elizabeth R. Wagner
Title:	Managing Director

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